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                                                                   EXHIBIT 10.22

                  FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT


     This First Amendment to Purchase and Sale Agreement ("First Amendment") is made and entered into as of this 29th day of February, 2000, by and between Roman Properties, Inc., a Georgia corporation ("Seller"), Mimms Investments, a Georgia general partnership ("Purchaser") and Harry's Farmers Market, Inc., a Georgia corporation ("Harry's").

                                  WITNESSETH:

     WHEREAS, Seller, Purchaser and Harry's previously entered into that certain Purchase and Sale Agreement dated as of January 6, 2000 (the "Agreement"), and the parties hereto desire to amend the Agreement as more particularly hereinafter set forth.

     NOW THEREFORE, in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereto do hereby agree as follows:

     1.  Closing Date.  The date for the Closing set forth in Section 3(a) of
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the Agreement is hereby extended through and including March 22, 2000.  All time frames which run through and including the date for the Closing under the Agreement are hereby correspondingly extended. The parties hereto agree to use their reasonable good faith efforts to close the transaction contemplated by the Agreement prior to this extended Closing date. Notwithstanding the foregoing, in the event Seller and Harry's are unable to obtain the termination of a certain Letter Agreement in favor of Atlanta Tent Rental dated October 25, 1995 on or before the proposed extended Closing date, Roman, Harry's and Purchaser shall each have the option to extend the Closing through and including March 30, 2000 by providing written notice to the other parties hereto in order to facilitate the termination of such Letter Agreement.

     2.  Broker's Agreement.  References to the "Broker's Agreement"
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contemplated by Section 6(a)(v) and 6(d) of the Agreement are hereby modified to mean a Broker's Agreement substantially in the form attached hereto as Exhibit A
                                                                       ---------
and made a part hereof.

     3.  Closing Conditions.  The closing conditions set forth in Section 10 of
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the Agreement remain in effect, and the satisfaction of such items shall remain a condition precedent to the obligations of Purchaser, Harry's and Seller under the Agreement through and including the date of Closing.

     4.  Ratification.  Except as hereinabove modified, the Agreement remains in
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full force and effect, the same being republished and confirmed hereby.
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     IN WITNESS WHEREOF, the duly authorized representatives of the undersigned have caused this First Amendment to be executed as of the date first above written.

                                        ROMAN PROPERTIES, INC.


                                        By: /s/  John D. Branch
                                            ---------------------------
                                        Name:   John D. Branch
                                             --------------------------
                                        Title: Sr. Vice President & CEO
                                              -------------------------


                                        MIMMS INVESTMENTS, a Georgia general
                                        partnership

                                        By:  Malone D. Mimms, Jr., general
                                             partner

                                        By: /s/  Malone D. Mimms, Jr.
                                            --------------------------
                                        Name:   Malone D. Mimms, Jr.
                                             ------------------------
                                        Title:  General Partner
                                              -----------------------


                                        HARRY'S FARMERS MARKET, INC., a Georgia
                                        corporation


                                        By: /s/  John D. Branch
                                            ---------------------------
                                        Name:    John D. Branch
                                             --------------------------
                                        Title: Sr. Vice President & CEO
                                              --------------------------

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